U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A


                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 2, 2004


                            WORLD AM COMMUNICATIONS, INC.
                (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
          (State or Other Jurisdiction of Incorporation or Organization)


                                     0-30639
                             (Commission File Number)


                                    90-0142757
                   (I.R.S. Employer Identification Number)


     1400 West 122nd Avenue, Suite 104, Westminster, Colorado 80234
                 (Address of principal executive offices)


             Registrant's telephone number:  (303) 452-0022


       Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on July 2, 2004, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Michael Johnson & Co., LLC, was dismissed. The decision to dismiss this accountant was approved by the Registrant's board of directors. This accountant audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred during the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period preceding the former accountant's dismissal.

     (b) Effective on July 2, 2004, the firm of L.L. Bradford & Company, LLC was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Registrant's board of directors. During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am Communications, Inc.



Dated: July 9, 2004                    By: /s/ James Alexander
                                       James Alexander, President


                                  EXHIBIT INDEX

Number                Description

16     Letter on Change in Certifying Accountant (see below).

                                  EX-16

              LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                      Michael Johnson & Co., LLC
                      Certified Public Accountants
                     9175 East Kenyon Avenue, Suite 100
                          Denver, Colorado 80237
                              (303) 796-0099


July 9, 2004


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madame:

This firm is addressing this letter in connection with the filing of a Form 8-K to reflect this firm's dismissal as principal accountant for World Am Communications, Inc., a Nevada corporation, in compliance with Item 304(a)(3) of Regulation S-B. This firm agrees with the statements made by the Registrant in response to Item 304(a)(1) of Regulation S-B as set forth in the attached Form 8-K.

Sincerely,



/s/  Michael Johnson & Co., LLC
Michael Johnson & Co., LLC
Denver, Colorado